UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 30, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                    13-3238402

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01.        NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING.

         On January 30, 2007, Comverse Technology, Inc. (the "Company") issued a press release announcing that the Company received a decision, dated January 30, 2007, from the NASDAQ Listing and Hearing Review Council (the "Listing Council"), stating that the Company's common stock will be delisted from NASDAQ, effective at the open of business on Thursday, February 1, 2007. As previously disclosed, the NASDAQ Listing Qualifications Panel (the "Panel"), in a decision dated September 26, 2006, determined to delist the Company's common stock from NASDAQ, which decision was stayed pending further action by the Listing Council. The Panel's determination to delist the Company's common stock was a result of the Company's failure to file its 2005 Annual Report on Form 10-K and 2006 Quarterly Reports on Form 10-Q, which caused the Company's non-compliance with NASDAQ's filing requirement as set forth in Nasdaq Marketplace Rule 4310(c)(14).

         Following the delisting of the Company's common stock from NASDAQ, the Company expects that its common stock will be quoted in the "Pink Sheets" beginning on February 1, 2007. The Company expects that the trading symbol of its common stock will remain the same (CMVT or CMVT.PK).

         As a result of the delisting of the Company's common stock from NASDAQ, holders of the Company's Zero Yield Puttable Securities (ZYPSSM) due May 15, 2023 and New Zero Yield Puttable Securities (ZYPSSM) due May 15, 2023 (collectively, the "ZYPS") will have the right to require the Company to repurchase their ZYPS at a purchase price equal to 100% of the principal amount of the ZYPS purchased. The aggregate outstanding principal amount of ZYPS under the applicable Indentures was approximately $419,647,000. As of October 31, 2006, the Company had cash and cash equivalents, bank time deposits and short term investments of $1,867,761,000.

         A copy of the Company's press release issued on January 31, 2007, relating to the foregoing, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Note: This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grant practices and other accounting matters, including errors in revenue recognition, errors in the recording of deferred tax accounts, expense misclassification, the possible misuse of accounting reserves and the understatement of backlog; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; the effects of the delisting of the Company's common stock from NASDAQ and the quotation of the Company's common stock in the "Pink Sheets," including any adverse effects relating to the trading of the stock due to, among other things, the absence of market makers; the right of holders of the Company's ZYPS to require the Company to repurchase their ZYPS as a result of the delisting of the Company's shares from NASDAQ at a repurchase price equal to 100% of the principal amount of ZYPS to be purchased; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any other accounting irregularities or any restatement of the financial statements of the Company, including the direct and indirect costs of such investigations and restatement; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with


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significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS:

                  Exhibit No.                           Description
                  -----------                           -----------
                     99.1             Press Release of Comverse Technology, Inc.
                                      dated January 31, 2007













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COMVERSE TECHNOLOGY, INC.


Date:  January 31, 2007                         By:   /s/  Paul L. Robinson
                                                    ----------------------------
                                                Name:  Paul L. Robinson
                                                Title: Executive Vice President,
                                                       Chief Operating Officer
                                                       and General Counsel













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                                  EXHIBIT INDEX


Exhibit No.                                      Description
-----------                                      -----------
   99.1               Press Release of Comverse Technology, Inc. dated January
                      31, 2007


















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